UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 23, 2025

AGREE REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

1-12928 (Commission file number)	38-3148187 (I.R.S. Employer Identification No.)

32301 Woodward Avenue Royal Oak, Michigan (Address of principal executive offices)	48073 (Zip code)

(Registrant’s telephone number, including area code) (248) 737-4190

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ADC	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 4.25% Series A Cumulative Redeemable Preferred Stock, $0.0001 par value	ADCPrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

April 2025 Forward Transaction

On April 23, 2025, Agree Realty Corporation, a Maryland corporation (the “Company”) entered into (a) a forward sale agreement (the “Forward Sale Agreement”) with Bank of America, N.A., as forward purchaser, and (b) an underwriting agreement (the “Underwriting Agreement”) with (i) Agree Limited Partnership, a Delaware limited partnership (the “Operating Partnership”), for which the Company is the sole general partner, (ii) BofA Securities, Inc., in its capacity as forward seller, (iii) BofA Securities, Inc., as representative of the several underwriters named therein, and (iv) Bank of America, N.A., in its capacity as forward counterparty, relating to the issuance and sale of up to 5,175,000 shares (the “Shares”) of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), at a public offering price of $75.70 per share. In connection with the offering, the Company granted the underwriters an option to purchase up to 675,000 additional shares of Common Stock. The sale of the Shares closed on April 25, 2025.

The Company expects to use the net proceeds, if any, it receives upon the future settlement of the forward sale agreement for general corporate purposes, including to fund property acquisitions and development activity or the repayment of outstanding indebtedness. As of April 16, 2025, the revolving credit facility had no outstanding balance, and the Company had $350 million in aggregate notes outstanding under its commercial paper program.

The Shares were offered pursuant to the Company’s registration statement on Form S-3ASR (File No. 333-271668) which became effective upon filing with the Securities and Exchange Commission (“SEC”) on May 5, 2023. Copies of the Forward Sale Agreement and the Underwriting Agreement are filed herewith as Exhibits 1.1 and 1.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to Exhibits 1.1 and 1.2.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

1.1*	Forward Sale Agreement, dated as of April 23, 2025 between the Company and Bank of America, N.A.
1.2*	Underwriting Agreement, dated as of April 23, 2025 by and among the Company, the Operating Partnership, BofA Securities, Inc., as representative of the several underwriters named therein.
5.1	Opinion of Ballard Spahr LLP regarding the validity of the Shares to be issued and offered.
23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File

* Schedules and certain portions of this exhibit have been omitted pursuant to Items 601(a)(5) and 601(a)(6) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2025	AGREE REALTY CORPORATION

	By:	/s/ Peter Coughenour
		Name:	Peter Coughenour
		Title:	Chief Financial Officer and Secretary